ANNUITY INVESTORS LIFE INSURANCE COMPANY®

ANNUITY INVESTORS® VARIABLE ACCOUNT A

The Commodore Americus®

Individual Flexible Premium Deferred Variable Annuities

Supplement Dated May 1, 2019 to

The Commodore Americus Prospectus Dated May 1, 2010

The information in this Supplement updates and otherwise supplements The Commodore Americus Prospectus dated May 1, 2010 (the “2010 Americus Prospectus”). Please read this Supplement carefully and retain it for future reference.

The Commodore Americus Prospectus currently includes the documents listed below.

•	Annual Supplement Dated May 1, 2019, which includes prospectus information that is updated annually

•	Supplement Dated May 1, 2019, which includes other prospectus information that has been revised since May 1, 2010

•	2010 Americus Prospectus

How to Get Copies of Compliance Documents and Financial Statements

You can access the documents and financial statements described above on our website at gaig.com/annuities/pages/variable-compliance-docs.aspx. If you would like a free paper copy of any document or financial statement described above, contact us.

Our Contact Information

Company Name:	Annuity Investors Life Insurance Company
Mailing Address:	P.O. Box 5423, Cincinnati OH 45201-5423
Service Center:	1.800.789.6771
Website:	gaig.com

Form and File Numbers

Our contract form numbers for The Commodore Americus are A800(NQ96)-3 and A800(Q96)-3. Form numbers may vary by state. The SEC file number for The Commodore Americus is 033-65409.

Terminology

Unless otherwise indicated, terms used in this Supplement have the same meaning as in the 2010 Americus Prospectus.

DELETED SUPPLEMENTS

Deletions (May 2018) The following supplements to the 2010 Americus Prospectus are deleted in their entirety and, to the extent applicable, replaced with disclosure in this Supplement.

•	Supplemental Prospectus—Closed Subaccount Dated May 1, 2010

•	Supplemental Prospectus—Restrictions on Transfers to Certain Guaranteed Interest Rate Options Dated May 1, 2010

•	Supplement Dated January 1, 2011—Florida Residents: Purchase Payment Allocation Restrictions

•	Supplement Dated May 18, 2012—Revised 2012 Examples

•	Annual Supplements to 2010 Americus Prospectus

•	Annual Supplemental Prospectuses for Closed Subaccounts

ACCUMULATION PERIOD

Purchase Payments

Replacement Text (May 2018) The text below replaces in its entirety the first paragraph and the subsequent table in the ACCUMULATION PERIOD—Purchase Payments section of the 2010 Americus Prospectus.

Purchase Payments

Purchase payments may be made at any time during the Accumulation Period. The current restrictions on purchase payment amounts are set out in the table below.

	Tax-Qualified	Non-Tax-Qualified
Minimum initial purchase payment	$2,000	$5,000
Minimum monthly payments under periodic payment program	$50	$100
Minimum additional payments	$50	$50
Maximum single purchase payment	$65,000 or Company approval	$65,000 or Company approval
Maximum total Purchase Payments	$500,000 or Company approval	$500,000 or Company approval

REFERENCES TO SAME-GENDER SPOUSE

Deletions (May 2016) All references to “same-gender spouse” in the 2010 Americus Prospectus are hereby deleted.

THE CONTRACTS

Successor Owners

Replacement Text (May 2016) The text below replaces in its entirety the corresponding paragraphs in THE CONTRACT—Persons with Rights Under a Contract section of the 2010 Americus Prospectus.

Successor Owner. The surviving spouse (or your civil union partner/domestic partner in applicable states) of a deceased Owner may become a Successor Owner if the surviving spouse (or your civil union partner/domestic partner in applicable states) was either the joint Owner or sole surviving Beneficiary under the Contract. In order for a spouse (or your civil union partner/domestic partner in applicable states) to become a Successor Owner, the Owner must make an election prior to the Owner’s death, or the surviving spouse (or your civil union partner/domestic partner in applicable states) must make an election within one year of the Owner’s death.

As required by federal tax law, the Contract contains rules about the rate at which a death benefit must be paid to a beneficiary who is not your spouse. If the successor owner is not your spouse as defined by federal tax law, then after your death the contract values must be distributed in a manner that complies with those rules. For this purpose, a civil union partner/domestic partner is not considered a spouse.

Civil Union Partners, Domestic Partners and Same-Gender Married Couples. Federal tax law does not recognize a civil union or domestic partnership as a marriage. Although a civil union partner/domestic partner may become a successor owner in applicable states, the favorable tax treatment provided by deferral tax law to a surviving spouse in NOT available to a surviving civil union partner/domestic partner. For information about federal tax laws, please consult a tax advisor.

Abandoned Property and Escheatment

Additional Text (May 2016) The text below is added to the CONTRACTS section of the 2010 Americus Prospectus.

Abandoned Property Requirements

Every state has unclaimed property laws. These laws generally declare annuity contracts to be abandoned after a period of inactivity of three to five years (1) from the first day of the period during which annuity benefit payments are to be paid; or (2) from the date of death for which a death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but the Beneficiary does not come forward to claim the death benefit in a timely manner, the unclaimed property laws will apply.

If a death benefit, annuity benefit payments, or other Contract proceeds are unclaimed, we will pay them to the abandoned property division or unclaimed property office of the applicable state. (Escheatment is the formal, legal name for this process.) For example, on an unclaimed death benefit, depending on the circumstances, the proceeds are paid (1) to the state where the Beneficiary last resided, as shown on our books and records; (2) to the state where the Owner last resided, as shown on our books and records; or (3) to Ohio, which is our state of domicile. The state will hold the proceeds without interest until a valid claim is made by the person entitled to the proceeds.

To prevent escheatment of the death benefit, annuity benefit payments or other proceeds from your annuity, it is important:

•	to update your contact information, such as your address, phone number and email address, if and as it changes; and

•	to update your Beneficiary and other designations, including complete names, complete addresses, phone numbers, and social security numbers, if and as they change.

Please contact us at P.O. Box 5423, Cincinnati, OH 45201-5423, or call us at 1-800-789-6771, to make such changes.

State unclaimed property laws do not apply to annuity contracts that are held under an employer retirement plan that is subject to the Employee Retirement Income Security Act of 1974 (ERISA).

COMPANY ADDRESSES AND WEBSITE

Updated Information (May 2015) The information below updates all references to our addresses and website in the 2010 Americus Prospectus.

Our mailing address is P.O. Box 5423, Cincinnati OH 45202-5423. You should send Written Requests to this mailing address.

You should also use this address if you want to contact us by mail because:

•	you have questions about your Contract or applicable state modifications; or

•	you want to obtain forms, Portfolio prospectuses or the Statement of Additional Information.

Our administrative office address is 301 East Fourth Street, Cincinnati OH 45202-4201. Our principal office address is 301 East Fourth Street, Cincinnati OH 45202-4201. Our website address is gaig.com.

DEFINITIONS

Good Order

Replacement (May 2015) The definition below replaces in its entirety the Good Order definition in the DEFINITIONS section of the 2010 Americus Prospectus.

Good Order. We cannot process information or a request until we have received your instructions in “Good Order” at our administrative office. We will consider information or a request to be in “Good Order” when we have actually received a Written Request, along with all the information and other legal documentation that we require to process the information or request. To be in “Good Order,” instructions must be sufficiently clear so that we do not need to exercise any discretion to process the information or request.

We deem purchase payments, allocation instructions, transfer requests, withdrawal requests, surrender requests, other Written Requests, other information, and other instructions (“paperwork”) mailed to our post office box as received by us when the payment or the paperwork reaches our administrative office, which is located at 301 E. 4th Street, Cincinnati, Ohio 45202.

Surrender Value

Additional Text (May 2012) The definition below is added to the DEFINITIONS section of the 2010 Americus Prospectus.

Surrender Value. The Surrender Value at any time is an amount equal to the Account Value as of the end of the applicable Valuation Period; less any applicable CDSC; less any outstanding loans; and less any applicable premium tax or other taxes not previously deducted. On full surrender, the contract maintenance fee will also be deducted as part of the calculation of the Surrender Value.

BENEFIT PAYMENT PERIOD

Death Benefit

Replacement Text (May 2012) The paragraphs below replace in their entirety paragraphs 2-5 in the BENEFIT PAYMENT PERIOD—Death Benefit—Death Benefit Amount section of the 2010 Americus Prospectus.

Lump Sum Payments of Death Benefits Prior to January 1, 2012

Prior to January 1, 2012, if the beneficiary was an individual and the lump sum payment option was selected, we may have paid the death benefit by establishing an interest-bearing draft account for the beneficiary in the amount of the death benefit. This account was called the Great American Benefit Choice Account. We sent the beneficiary a personalized “checkbook” for this account. If the beneficiary has not closed this account, then the beneficiary may still withdraw all or part of the money in this account at any time by writing a draft against the account. The servicing bank will process the draft by drawing funds from our general account.

The Great American Benefit Choice Account earns interest, which is compounded daily and credited monthly. We set the interest rate for this account. We review the rate periodically and we may change it at any time. We may make a profit on the money held in this account. The Great American Benefit Choice Account is part of our general account. It is not a bank account, and it is not insured by the FDIC, NCUSIF, or any government agency. As part of our general account, it is subject to the claims of our creditors.

Settlement Options

Replacement Text (May 2012) The paragraph below replaces in its entirety paragraph 2 in the BENEFIT PAYMENT PERIOD—Settlement Options section of the 2010 Americus Prospectus.

The Company guarantees minimum fixed dollar benefit payment factors based on 1983 annuity mortality tables with interest at 3% per year, compounded annually. For nonqualified Contracts, these guarantees are based on the sex of the Annuitant. For qualified Contracts, these guarantees are based on blended lives (60% female/40% male). The minimum monthly payments per $1,000 of value for the Company’s standard settlement options are set forth in tables in the Contracts. Upon request, the Company will provide information about minimum monthly payments for ages or fixed periods not shown in the settlement option tables.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

Replacement Text (May 2012) The paragraphs below replace in their entirety paragraphs 1-3 in the DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS section of the 2010 Americus Prospectus.

Great American Advisors®, Inc. (“GAA”) is the principal underwriter of the Contracts. Its principal business address is 301 East Fourth Street, Cincinnati, Ohio 45202. GAA is an indirect wholly-owned subsidiary of American Financial Group, Inc. and an affiliate of the Company.

The Contracts are sold by insurance agents who are also registered representatives of broker-dealers that have entered into selling agreements with GAA. Broker-dealers are registered under the Securities Exchange Act of 1934, and are members of the Financial Industry Regulatory Authority. All registered representatives who sell the Contracts are appointed by the Company as insurance agents and are authorized under applicable state insurance regulations to sell variable annuity contracts.

The Company pays commissions to GAA for promotion and sale of the Contracts. GAA pays commissions to other broker-dealers for sales made through their registered representatives and these other broker-dealers pay their registered representatives from their own funds. Commissions paid by the Company are calculated as a percentage of the purchase payments received for a Contract. The maximum percentage is 8.5% of the purchase payments received from a Contract. Commissions paid by the Company may also be calculated as a percentage of the Contract value (sometimes called a trail commission). Trail commissions are not expected to exceed 1% of the Contract value on an annual basis.